AMENDMENT NO. 2 TO CREDIT AGREEMENT


PREAMBLE: THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of March 10, 2000 ("the Amendment"), is made by and among LAWGIBB GROUP, INC., formerly known as Law Companies Group, Inc., a corporation organized under the laws of the State of Georgia, United States ("LCGI"), as Borrowers' Representative and as a Guarantor; LAW ENGINEERING AND ENVIRONMENTAL SERVICES, INC., a corporation organized under the laws of the State of Georgia, United States ("U.S. Borrower"), and GIBB LTD, a company organized under the laws of the United Kingdom ("International Borrower"; the International Borrower and the U.S. Borrower sometimes hereinafter called, collectively, herein the "Borrowers" or, individually, a "Borrower"), as Borrowers; LAW ENVIRONMENTAL CONSULTANTS, INC., a corporation organized under the laws of the State of Georgia, United States ("LECI"), LAW INTERNATIONAL, INC., a corporation organized under the laws of the State of Georgia, United States ("LII"), GIBB INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("GIH"), and GIBB HOLDINGS LTD., a corporation organized under the laws of the United Kingdom ("GHL"; GHL, GIH, LII and LECI, together with other Subsidiaries becoming Guarantors hereafter pursuant to the operation and effect of Section 7.15, are sometimes hereinafter called, collectively, the "Subsidiary Guarantors" and, individually, a "Subsidiary Guarantor"), as additional Guarantors; BANK OF AMERICA, N.A., a national banking association organized under the laws of the United States ("BOA") (the successor to Bank of America National Trust and Savings Association), acting individually and through its London Branch (in such latter capacity, BOA is sometimes called herein, "BOAL"), as Issuing Bank, Overdraft Bank, International Agent and a Lender; BOA (the successor to Bank of America, FSB), as U.S. Agent and a Lender; and any other financial institutions party hereto from time to time (herein sometimes called, collectively, together with BOA and BOAL, the "Lenders" or, individually, a "Lender"), as Lenders; for the purpose of setting forth certain modifications and amendments to that certain Credit Agreement, dated as January 15, 1998, among the above-named parties (as amended pursuant to an Amendment No. 1 to Credit Agreement dated as of October 16, 1998 ("First Amendment"), hereinafter referred to herein as the "Credit Agreement"), to which said parties have agreed.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein, but not otherwise expressly defined herein, shall have the meanings given to such terms in the Credit Agreement.

2. Amendments. (a) Maturity Date. Responsive to the request of Borrowers' Representative, made in writing to the U.S. Agent on a timely basis in accordance with the procedures set forth in the definition of "Maturity Date" in
Section 1.1 of the Credit Agreement, the Lenders hereby extend the Maturity Date by one (1) year, that is, to January 15, 2003.


(b) Revolving Loan Amount. The "Revolving Loan Amount" definition,  set forth in
Section 1.1 of the Credit Agreement, is hereby deleted, and the following revised definition of "Revolving Loan Amount" is set forth in lieu thereof:

"Revolving Loan Amount" means the sum of Fifty-Eight Million Dollars ($58,000,000), reducing to Forty-Eight Million Dollars ($48,000,000), effective on January 1, 2001; and reducing further to Forty-Three Million Dollars ($43,000,000), effective on January 1, 2002.

(c) Mandatory Reduction of Commitments. The dates "January 1, 2000" and "January 1, 2001," set forth in Section 2.7 of the Credit Agreement (as amended pursuant to the First Amendment), at clauses (i) and (ii), respectively, thereof, in the first sentence thereof, shall be amended to read, instead, "January 1, 2001" and "January 1, 2002," respectively.

(d) Acquisitions. The words and figures "Two Million Dollars ($2,000,000)" and "Seven Million Five Hundred Thousand Dollars ($7,500,000)" set forth in Section
8.5 of the Credit Agreement, at subclauses (iv)(A) and (B), respectively, thereof, shall be amended to read, instead, "Ten Million Dollars ($10,000,000)" and "Twenty Million Dollars ($20,000,000)".

(e) Indebtedness. (i) The words and figure "Five Hundred Thousand Dollars ($500,000)" set forth in Section 8.6 of the Credit Agreement, at clause (h) thereof, shall be amended to read, instead, "Three Million Dollars ($3,000,000)".

(ii) The word "and" is hereby deleted at the end of subsection (h) of Section 8.6, subsection (i) of Section 8.6 is hereby re-lettered to become subsection
(j), the reference to subsection (h) in re-lettered subsection (j) is hereby changed to a reference to subsection (i) and the following subsection (i) is inserted therein:

(i) Indebtedness evidenced by the "Dividend Note", as defined in the Amendment No.2 to Credit Agreement, dated as of March 10, 2000, among the parties to the Credit Agreement; and

(f) Contingent Obligations. The words and figure "Five Hundred Thousand Dollars ($500,000)" set forth in Section 8.9 of the Credit Agreement, at subsection (c) thereof, shall be amended to read instead "Five Million Dollars ($5,000,000)".

(g) Restricted Payments. Section 8.11 of the Credit Agreement is hereby amended by adding the following new clauses (d) and (e) at the end of such Section:

(d) LCGI may purchase or redeem shares of its Capital Stock as required to maintain compliance with ERISA and pursuant to provisions of the Law Companies Group, Inc. 401k Savings Plan.

(e) Provided no Event of Default exists or would result therefrom, LCGI may make payment for the vested portion of terminated employees' "in-the-money" options to acquire Capital Stock of LCGI pursuant to provisions of options granted under the Law Companies Group, Inc. Stock Option Plan.

3. Cancellation of CAPEX Dollar Loan Commitments. Effective as of the date hereof, the CAPEX Dollar Loan Commitments are hereby cancelled such that the U.S. Borrower shall have no further right to obtain CapEx Dollar Loans under the Credit Agreement. On the date hereof the outstanding principal balance of the CAPEX Dollar Loans is zero.

4. Finance Company Transaction. Borrowers' Representative has notified the U.S. Agent that Borrowers intend to consummate the following transaction: (a) LCGI will form LawGibb Capital, Inc., a Delaware corporation ("Finance Company"), (b) LCGI will contribute all of the capital stock of the U.S. Borrower to Finance Company, such that the U.S. Borrower will be the wholly-owned Subsidiary of Finance Company and (c) the U.S. Borrower will declare a dividend payable to Finance Company as its sole shareholder in the amount of eighty percent (80%) of the U.S. Borrower's net equity (expected to be approximately $34,000,000) and will evidence its obligations in respect of such dividend by issuing to Finance Company its unsecured promissory note in the amount of such dividend (the "Dividend Note"), bearing interest at a rate of eight and one-half percent (8.5%) per annum, and with principal thereunder payable quarterly in installments followed by a balloon payment due at maturity.

Pursuant to Borrowers' Representative's request, Lenders hereby consent to such transactions, notwithstanding the restrictions and prohibitions contained in the Credit Agreement, including, without limitation, in Section 8.2 of the Credit Agreement (restricting transfers of assets), Section 8.4 of the Credit Agreement (restricting Investments), Section 8.6 of the Credit Agreement (restricting Indebtedness), Section 8.7 of the Credit Agreement (restricting transactions with Affiliates) and Section 8.11 of the Credit Agreement (restricting dividends), subject, however, to satisfaction of the following conditions precedent:

(a) In accordance with the requirements of Sections 7.15 and 8.2 of the Credit Agreement, (i) Finance Company shall execute and deliver to the U.S. Agent a Joinder Agreement in substantially the form of Exhibit O to the Credit Agreement, (ii) LCGI shall cause all of the capital stock of Finance Company to be delivered to the Collateral Agent (together with undated stock powers in blank) and pledged to the Collateral Agent pursuant to a pledge agreement in substantially the form of the Pledge Agreement and otherwise in form reasonably acceptable to the Collateral Agent, (iii) Finance Company shall grant to the Collateral Agent a security interest in all of its assets pursuant to a security agreement in substantially the form of the Security Agreement and otherwise in form reasonably acceptable to the Collateral Agent, and (iv) LCGI and Finance Company shall deliver to the Collateral Agent such other documentation as the Collateral Agent may reasonably request in connection with the foregoing, including, without limitation, UCC-1 financing statements, certified resolutions and legal opinions, all in form, content and scope reasonably satisfactory to the Collateral Agent.

(b) The stock of the U.S. Borrower shall be transferred by LCGI to Finance Company subject to the Lien of the Collateral Agent therein arising pursuant to the applicable Pledge Agreement, and, further, Finance Company shall pledge such stock to the Collateral Agent pursuant to a pledge agreement in substantially the form of the Pledge Agreement and otherwise in form and substance reasonably satisfactory to the Collateral Agent.

(c) The Dividend Note and any other documentation pertaining to the transactions described in this Section 4 shall be in form and substance satisfactory to the Agent.

(d) The Dividend Note shall have been assigned to the Collateral Agent pursuant to an assignment agreement in form and substance satisfactory to the Collateral Agent.

(e) Finance Company and each other Obligor shall have executed and delivered to the Agent such other documents, instruments and agreements as the Agent may request in connection with the transactions contemplated hereby.

The consent set forth in this Section 4 is limited to the matters set forth expressly herein and shall not be, or be deemed to be, a waiver of any Default or Event of Default or a consent to any matter not expressly set forth in this
Section 4.

5. Intellectual Property. Borrowers' Representative has further notified the U.S. Agent that Borrowers intend to consummate the following transaction: (a) the U.S. Borrower will form Law Asset Management, Inc., a Delaware corporation ("Royalty Company No.2"), and GIH will form LawGibb Management, Inc., a Delaware corporation ("Royalty Company No.1; Royalty Company No. 1 and Royalty Company No. 2, collectively, the "Royalty Companies"), (b) in exchange for the stock of Royalty Company No. 2, the U.S. Borrower will transfer to Royalty Company No. 2 all of its trademarks and other intellectual property, (c) in exchange for the stock of Royalty Company No. 1, GIH will transfer to Royalty Company No. 1 all of its trademarks and other intellectual property, (d) LCGI will form LawGibb Licensing, Inc., a Delaware corporation ("Licensing Company"), (e) Licensing Company and each of the Royalty Companies will enter into license agreements pursuant to which the Royalty Companies will license the trademarks and other intellectual property owned by them to Licensing Company in exchange for a fixed royalty fee and (f) Licensing Company will enter into sublicense agreements with those Obligors which use such intellectual property in their businesses pursuant to which it will license such intellectual property to such Obligors in exchange for an arms-length royalty fee (all of the licenses described in clauses (e) and (f), collectively, the "License Agreements").

Pursuant to Borrowers' Representative's request, Lenders hereby consent to such transactions, notwithstanding the restrictions and prohibitions contained in the Credit Agreement, including, without limitation, in Sections 8.2, 8.6 and 8.7 of the Credit Agreement, subject, however, to the satisfaction of the following conditions precedent:

(a) In accordance with the requirements of Sections 7.15 and 8.2 of the Credit Agreement, (i) each of the Royalty Companies and the Licensing Company shall execute and deliver to the U.S. Agent a Joinder Agreement in substantially the form of Exhibit O to the Credit Agreement, (ii) each Obligor owning stock of a Royalty Company or the Licensing Company shall cause all of such capital stock to be delivered to the Collateral Agent (together with undated stock powers in blank) pursuant to a pledge agreement in substantially the form of the Pledge Agreement and otherwise in form reasonably acceptable to the Collateral Agent,
(iii) each Royalty Company and the Licensing Company shall grant to the Collateral Agent a security interest in all of its assets pursuant to a security agreement in substantially the form of the Security Agreement and otherwise in form reasonably acceptable to the Collateral Agent and (iv) each Royalty Company and the Licensing Company shall deliver to the Collateral Agent such other documentation as the Collateral Agent may reasonably request in connection with the foregoing, including, without limitation, UCC-1 financing statements, certified resolutions and legal opinions, all in form, content and scope reasonably satisfactory to the Collateral Agent.

(b) All of the intellectual property shall be transferred to the Royalty Companies subject to the Lien of the Collateral Agent therein, and each Royalty Company shall execute and deliver to the Collateral Agent such intellectual property security agreements and collateral assignments as the Collateral Agent shall request in form and substance satisfactory to the Collateral Agent, in form for recording in the United States Patent and Trademark Office.

(c) The License Agreements (including, without limitation, the royalties payable thereunder) and all other documents pertaining to the transactions contemplated hereby shall be in form and substance satisfactory to the Agent. The rights of the Obligors under the License Agreements shall have been assigned to the Collateral Agent as additional Collateral.

(d) The Royalty Companies, the Licensing Company and each other Obligor shall have executed and delivered to the Agent such other documents, instruments and agreements as the Agent may request in connection with the transactions contemplated hereby.

The consent set forth in this Section 5 is limited to the matters set forth expressly herein and shall not be, or be deemed to be, a waiver of any Default or Event of Default or a consent to any matter not expressly set forth in this
Section 5.

6.       MISCELLANEOUS

(a) Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Obligors. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

(b) Reaffirmation of Representatives and Warranties. Obligors hereby ratify and reaffirm all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, except to the extent that such representations and warranties relate to an earlier date or may be untrue or incorrect solely as a result of occurrences permitted under the Credit Agreement, and subject to the updates thereto set forth on Annex I hereto.

(c) Ratification. Obligors hereby restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

(d) Estoppel. Obligors hereby acknowledge and agree that, as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(e) Governing Law. This Amendment shall be governed by Georgia law, and shall constitute a Loan Document.

(f) Costs and Expense. Obligors agree to pay all reasonable costs and expenses of Lenders, Issuers and Agents incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of counsel.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered and have hereunto affixed their respective seals by, through and in the presence of their respective proper and duly authorized officers as of the day and year first above written.


U.S. Agent:                       BANK OF AMERICA, N.A.,                (SEAL)
                                  as successor to Bank of America, FSB

                                  By:
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                                  Title:
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U.S. Lender:                      BANK OF AMERICA, N.A.                 (SEAL)
                                  as successor to Bank of America, FSB

                                  By:
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                                  Title:
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International Lender:             BANK OF AMERICA, N.A.,                (SEAL)
                                  successor to Bank of America National Trust
                                  and Savings Association

                                  By:
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                                  Title:
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International Agent:              BANK OF AMERICA, N.A.,                (SEAL)
                                  successor to Bank of America National Trust
                                  and Savings Association

                                  By:
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                                  Title:
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Issuing Bank (International):     BANK OF AMERICA, N.A.,                (SEAL)
                                  successor to Bank of America National Trust
                                  and Savings Association


                                  By:
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                                  Title:
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Overdraft Bank:                   BANK OF AMERICA, N.A.,                (SEAL)
                                  successor to Bank of America National Trust
                                  and Savings Association


                                  By:
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                                  Title:
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Issuing Bank (U.S.):              BANK OF AMERICA, N.A.,                (SEAL)
                                  as successor to Bank of America National Trust and Savings Association

                                  By:
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                                  Title:
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Borrowers' Representative and     LAWGIBB GROUP, INC.,                  (SEAL)
Guarantor:                        f/k/a Law Companies Group, Inc.

                                  By:
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                                  Title:
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Borrowers:                        LAW ENGINEERING AND ENVIRONMENTAL SERVICES,
                                  INC.                                 (SEAL)

                                  By:
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                                  Title:
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                                  Attest:
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                                  Title:
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                                  GIBB LTD.                            (SEAL)

                                  By:
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                                  Title:
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                                  Attest:
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                                  Title:
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Guarantors:                       LAW ENVIRONMENTAL CONSULTANTS, INC.  (SEAL)


                                  By:
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                                  Title:
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                                  LAW INTERNATIONAL, INC.              (SEAL)


                                  By:
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                                  Title:
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                                  GIBB INTERNATIONAL HOLDINGS, INC.    (SEAL)


                                  By:
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                                  Title:
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                                  GIBB HOLDINGS LTD.                   (SEAL)


                                  By:
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                                  Title:
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